                                                             Form 10-K
                                                             Year-Ended 12/31/94
                                                             Exhibit 21



                SUBSIDIARIES OF R. R. DONNELLEY & SONS COMPANY
                            (As of March 24, 1995)

            Subsidiaries of                              Place of
     R. R. Donnelley & Sons Company                    Incorporation
     ------------------------------                    -------------
77 Capital Corporation                                   Delaware
77 Capital Partners L.P.                                 Delaware
Air Operations Company                                   Delaware
Allentown S.H. Leasing Company                           Delaware
Aviation Transportation, Inc.                            Delaware
C & E Transport, Inc.                                    Delaware
CWH Supply Company                                       Delaware
Caslon Incorporated                                      Delaware
Chemical Equipment S.H. Leasing Company                  Delaware
Customer Insight Company                                 Delaware
DPA Printing Company, SP. Zo.o.                          Poland
Donnelley Caribbean Graphics, Inc.                       Delaware
Donnelley Comco, Inc.                                    Delaware
Donnelley Documentation Services (Ireland),
  Limited                                                Delaware
Donnelley Holdings, Limited                              Delaware
Donnelley International, Inc.                            Delaware
Donnelley Korea Co., Ltd.                                Korea
Donnelley Language Solutions                             Republic of
                                                         Ireland
Donnelley Satellite Services, Limited                    Delaware
Donnelley Satellite Graphics, Limited                    Delaware
Editorial Lord Cochrane, S.A.                            Chile
European-American Ink Sales Corp.                        Iowa
FFH Corporation                                          Delaware
Fulfill: Plus Pte Ltd.                                   Singapore
GeoSystems Global Corporation                            Delaware
HCI Holdings                                             Delaware
Haddon Craftsmen, Inc.                                   Delaware
Impresora Donneco Internacional, S.A. de C.V.            Mexico
Information Investment Partners L.P.                     Delaware
Ink International, B.V.                                  Dutch

                                                             Page 2
                                                             Form 10-K
                                                             Year-Ended 12/31/94
                                                             Exhibit 21

                SUBSIDIARIES OF R. R. DONNELLEY & SONS COMPANY
                            (As of March 24, 1995)

            Subsidiaries of                              Place of
     R. R. Donnelley & Sons Company                    Incorporation
     ------------------------------                    -------------
Intervisual Communications, Inc.                         Delaware
Kittyhawk S.H. Leasing Company                           Delaware
Laboratorio Lito Color S.A. de C.V.                      Mexico
M/B Companies, Inc.                                      Iowa
Metromail Corporation                                    Delaware
Mailing List Research of Canada, Limited                 Canada
Mobium Corporation for Design & Communication            Delaware
Pan Associates L.P.                                      Delaware
R. R. Donnelley Far East, Limited                        Delaware
R. R. Donnelley Australia PTY Ltd                        Australia
R. R. Donnelley France, S.A.                             France
R. R. Donnelley Global Software Services Corp.           Delaware
R. R. Donnelley International, Inc.                      Delaware
R R Donnelley Ireland (Holdings)                         Republic of
                                                         Ireland
R R Donnelley Ireland Documentation Services             Republic of
                                                         Ireland
R R Donnelley Ireland Turnkey Services Kildare           Republic of
                                                         Ireland
R. R. Donnelley Japan K. K.                              Japan
R. R. Donnelley/Leefung-Asco Holdings, Inc.              British Virgin
                                                         Islands
R. R. Donnelley Limited                                  United Kingdom
R. R. Donnelley Mendota, Inc.                            Delaware
R. R. Donnelley Nederland B.V.                           The Netherlands
R. R. Donnelley Norwest Inc.                             Oregon
R. R. Donnelley Printing Company                         Delaware
R. R. Donnelley Printing Company L.P.                    Delaware
R. R. Donnelley Receivables, Inc.                        Nevada
R. R. Donnelley Seymour, Inc.                            New Jersey
R. R. Donnelley U.K. Marketing Services Limited          Republic of
                                                         Ireland
R. R. Donnelley (Canada) Limited                         Ontario
R. R. Donnelley (Chile) Holdings, Inc.                   Delaware
R. R. Donnelley (Europe) Limited                         Delaware

                                                             Page 3
                                                             Form 10-K
                                                             Year-Ended 12/31/94
                                                             Exhibit 21

                SUBSIDIARIES OF R. R. DONNELLEY & SONS COMPANY
                            (As of March 24, 1995)

            Subsidiaries of                              Place of
     R. R. Donnelley & Sons Company                    Incorporation
     ------------------------------                    -------------
R. R. Donnelley (Ireland) Limited                        Delaware
R. R. Donnelley (Santiago), Inc.                         Delaware
R. R. Donnelley (Singapore) Pte Ltd                      Singapore
R. R. Donnelley (U.K.) Limited                           United Kingdom
Reynosa Holding Company                                  Delaware
Shenzhen Donnelley Bright Sun Printing Co.               Republic of China
Siegwerk Sales & Services L.P.                           Delaware
Turnkey Service Japan Co., Ltd.                          Japan
Wyoming Avenue Holdings, Inc.                            Delaware
Winfield Avenue Holdings, Inc.                           Delaware